UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant   ☒                     Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

QUINCE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PO Box $142 GENERAL BROKER NY 11795 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 FLASHID-JOBA 148,294 322,224 1 OF 2 30# Your Vote Counts! QUINCE THERAPEUTICS, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET 2 You invested in QUINCE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Vote in Person at the Meeting* Point your camera here and vote without entering a control number Virtual Meeting May 24, 2023 11:00 AM PDT live webcast at https://web.lumiagm.com/294872708 Online check-in will commence at 10:30 AM. PDT *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.Proxy/vote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters, Control # XXXX XXXX XXXX XXXX QUINCE THERAPEUTICS, INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET Voting Items 1. Election of Directors Nominees: 01 Margaret A. McLoughlin 02 Una Ryan, OBE, Ph.D. Board Recommends For 2 To approve an amendment to our certificate of incorporation to effect a reverse stock split of our issued and outstanding common stock. For 3 To ratify the selection of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023. For 4 To approve, on an advisory basis, the compensation of the Company’s named executive officers, NOTE: Such other business as may properly come before the meeting or any adjournment thereof, For Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. FLASH DOB 1.00000 322,224 148,294